Managed
                                   HIGH INCOME
                                 PORTFOLIO Inc.

                                [GRAPHIC OMITTED]

                                                                     Semi-Annual

                                                                          Report

                                                                 August 31, 1997

[SMITH BARNEY LOGO OMITTED]

                                                                    Managed
                                                                    HIGH INCOME

                                                                  PORTFOLIO INC.

LETTER TO
SHAREHOLDERS
August 31, 1997

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Managed High Income Portfolio Inc. ("Fund") for the six-months ended August 31, 1997. During the past six months, the Fund distributed income dividends totaling $0.55 per share. The table below shows the annualized distribution rate and the six-month total return based on the Fund's August 31, 1997 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price.

                                       Annualized                Six-Month
          Price Per Share           Distribution Rate*         Total Return
          ---------------           ------------------         ------------
          $11.77 (NAV)                    9.28%                    6.37%
          $11.875 (NYSE)                  9.20%                    8.22%

      The Fund generated a total return of 6.37% for the past six months based on NAV. These results were competitive with the six-month average total return of 6.85% for closed-end high yield bond funds as reported by Lipper Analytical Services Inc. ("Lipper"). (Lipper is an independent mutual fund-tracking organization.)

      Since the beginning of 1997, the Fund has generated a total return of 9.28%, compared to 9.96% the average total return for closed-end high yield bond funds as reported by Lipper. Because a significant number of closed-end high-yield funds are leveraged, they tend to generate somewhat stronger performance returns than the unleveraged Fund in bond market rallies. As a result the overall average performance returns for closed-end high yield funds tend to be overstated in market rallies. However, in market declines such as what occurred in 1994, the leveraged funds suffer much greater principal losses than the unleveraged Fund. In our view, we have been able to generate competitive performance returns through prudent asset selection with a strong focus on identifying promising companies.

Market and Economic Overview

      The U.S. bond market rebounded from a weak first quarter to post its best quarterly return since the fourth quarter of 1995. Unlike the first quarter when

----------
* This distribution rate assumes monthly dividends at the current rate of $0.091 per share for twelve months.

a strong economy led the Federal Reserve Board ("Fed") to tighten short-term interest rates by 25 basis points (0.25%) and bond returns were relatively poor, the second quarter brought a moderating economy with continued low inflation. This economic environment allowed the Fed to refrain from further tightening monetary policy. As a result, bond markets responded with solid returns in the second quarter as interest rates continued to decline. Since the end of June, the 30-year U.S. Treasury bond has dropped in yield by roughly 70 basis points (0.70%) from a peak of 7.20% to roughly 6.50% as of October 1, 1997.

Market Update

      The high yield market has continued to rally on strong demand from investors in other types of funds and the fund industry in general. Given the strong market conditions, we have seen a record amount of new high yield issuance (over $70 billion) during the first eight months of this year. We expect this heavy issuance trend to continue over the remainder of 1997. There has been more than adequate demand to absorb the heavy new issue supply. Increasing amounts of capital are flowing into the high yield market from a variety of sources. The traditional open end high yield mutual funds have had more than $11 billion of cash inflows over the first seven months of 1997, not to mention the roughly $5 billion of dividends that were reinvested in additional mutual fund shares.

      More importantly, the high yield bond market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating increasing percentages of their investment portfolios to the high yield market. For example, two large New York City pension funds that together have nearly $13 billion in assets recently boosted their high yield investments by over $250 million, concentrating on the better quality B- and BB-rated high yield issues.

      During the past 12 months, there has been a meaningful increase in the number of structured transactions incorporating high yield securities that have caused high yield bond demand to increase more. In the past two years, a number of institutions, particularly insurance companies, have begun creating Collateralized Bond Obligations ("CBOs") that use high yield bonds as collateral. Given the intense demand for current yield over the past year, there has been a significant increase in the creation of CBOs. The amount of total capital being invested in the high yield market has risen to record levels.

      In addition, given this record demand, many high yield bonds have appreciated to fully valued levels. For example, yield premiums over U.S. Treasuries have narrowed approximately 100 basis points (one percentage point) than their historical averages. In addition to the above technical factors, there are a number of positive fundamental factors driving high yield bond valuations. Besides the significant amount of capital being invested into the market, economic conditions remain supportive with moderate growth and low inflation. The stock market with its higher valuation, has allowed a number of high yield companies to issue equity securities to further bolster their balance sheets. In addition, the banking system remains highly liquid, enabling it to accommodate high yield borrowers. Consequently, high yield default rates remain at the low end of their historical range at approximately 1.5% per year for the past two years. As long as overall economic and market conditions remain relatively favorable, high yield bond spreads should remain at the narrow end of their historical range.

      Because of the positive fundamental factors outlined in this report, we do not believe the high yield bond market is becoming increasingly speculative. However, we are naturally becoming increasingly more sensitive to the possibility for disappointment and underperformance among individual issues.

      Given the deceleration of economic growth in the second and third quarters, we do not believe the Fed will need to raise interest rates unless the economy begins to accelerate in the remainder of the year. Therefore the overall environment remains positive for the high yield market with solid economic growth, modest inflation and a supportive stock market. Nevertheless, selectivity has become increasingly more important when making investment decisions especially given the high yield market's fully valued levels and the potential for disappointment among individual companies.

Market Outlook

      We expect the economy to grow moderately over the future with little serious threat of either an acceleration in inflation or economic recession, we do not anticipate any material deterioration in high yield bond performance. However, if the economy were to reaccelerate and cause the Fed to actively raise short term interest rates to slow economic momentum, we could expect the high yield market to be negatively affected along with all of the other financial markets.

Portfolio Strategy

      We expect the stronger high yield companies to continue to outperform. These companies tend to be in industries that continue to benefit from new technology. We have found many attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighed in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision Systems Corporation, Brooks Fiber, Nextel Communications Inc., Rogers Cable System, Teleport, Pride Petroleum and Parker Drilling to name a few. All of these companies continue to generate improving results through either increased market share and/or improved internal cost controls.

      We still firmly believe that over a full economic cycle the better quality high yield issues offer superior risk adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield investing will generate the most consistent positive returns in 1997. We therefore will continue to avoid the sectors of the economy that are experiencing weak growth trends as well as heavy industry competition.

      In closing, thank you for investing in the Managed High Income Portfolio Inc. We look forward to continuing to help you pursue your investment goals. If you have any questions about your investment in the Fund, please call First Data Investor Services Group at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                           /s/ John C. Bianchi
Heath B. McLendon                               John C. Bianchi, CFA
Chairman                                        Vice President and
                                                Investment Officer

October 1, 1997

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 87.2%
-------------------------------------------------------------------------------------------------------
Aerospace/Defense -- 1.8%
  $3,925,000        BB      Airplanes Pass Through Trust, Corporate
                                Collateralized Mortgage Obligation,
                                10.875% due 3/15/19...................................       $4,567,052
   2,560,000        B       Howmet Corp., Sr. Sub. Notes,
                                10.000% due 12/1/03+..................................        2,758,400
   1,350,000        B       UNC Inc., Sr. Sub. Notes,
                                 11.000% due 6/1/06+..................................        1,591,313
-------------------------------------------------------------------------------------------------------
                                                                                              8,916,765
-------------------------------------------------------------------------------------------------------

Banking -- 1.7%
   7,775,000        B       First Nationwide Parent Holdings Ltd.,
                              Sr. Exchange Notes, 12.500% due 4/15/03.................        8,727,438
-------------------------------------------------------------------------------------------------------

Broadcasting/Cable -- 14.4%
   1,000,000        B-      All American Communications Inc., Sr. Sub.
                                Notes, 10.875% due 10/15/01+..........................        1,067,500
   5,425,000        B       Australis Holdings Property Ltd., Sr. Secured
                                Discount Notes, step bond to yield
                                14.155% due 11/1/02+..................................        4,258,625
                            Cablevision Systems Corp., Sr. Sub. Debentures:
   4,045,000        B           9.875% due 2/15/13....................................        4,338,263
   2,900,000        B           10.500% due 5/15/16...................................        3,277,000
   2,475,000        B           9.875% due 4/1/23.....................................        2,648,250
   6,000,000        B       Comcast UK Cable Partners Ltd., Sr. Discount
                                Debentures, step bond to yield 11.424%
                                due 11/15/07..........................................        4,605,000
                            Marcus Cable Capital Corp., Sr. Discount Notes:
   2,400,000        B           Step bond to yield 11.361% due 8/1/04.................        2,136,000
   1,525,000        B           Step bond to yield 12.748% due 12/15/05...............        1,246,688
                            Rogers Cablesystems Ltd.:
                              Sr. Secured Debentures:
   2,575,000        BB+          10.000% due 12/1/07..................................        2,793,875
   7,175,000        BB-          11.000% due 12/1/15..................................        8,107,750
   2,275,000        BB+       Sr. Secured Second Priority Debentures,
                                  9.650% due 1/15/14..................................        1,708,093

                       See Notes to Financial Statements.


                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 14.4% (continued)
  $  850,000        BB+       Sr. Secured Second Priority Notes, Series B,
                                10.000% due 3/15/05...................................       $  926,500
   2,900,000        BB-     Rogers Communications Inc., Sr. Debentures,
                                8.875% due 7/15/07....................................        2,885,500
   1,750,000        BB-     SCI Television Inc., Sr. Notes,
                                11.000% due 6/30/05...................................        1,835,313
   3,675,000        B-      SFX Broadcasting Inc., Sr. Sub. Notes,
                                10.750% due 5/15/06+..................................        3,978,188
   6,975,000        BB      Telewest Communications PLC,
                                Sr. Discount Debentures, step bond to yield
                                11.109% due 10/1/07...................................        5,161,500
                            TV Azteca SA, Guaranteed Sr. Notes:
   1,675,000        NR          Series A, 10.125% due 2/15/07+........................        1,739,906
   2,325,000        B           Series B, 10.500% due 2/15/07+........................        2,447,063
   6,725,000        B-      UIH Australia Inc., Sr. Discount Notes,
                                step bond to yield 14.000% due 5/15/06+...............        4,438,500
                            United International Holdings Inc.,
                                Sr. Discount Notes:
   2,325,000        B-            Zero coupon bond to yield 13.860%
                                      due 11/15/99....................................        1,842,563
   3,975,000        B-            Zero coupon bond to yield 14.150%
                                      due 11/15/99....................................        3,150,188
   1,515,000        BB+     Videotron Group Ltd., Sr. Notes,
                                10.625% due 2/15/05...................................        1,696,800
   2,475,000        BB+     Videotron Ltd., Sr. Sub. Notes,
                                10.250% due 10/15/02..................................        2,638,969
   2,625,000        B-      Wireless One Inc., Sr. Discount Notes,
                                13.000% due 10/15/03..................................        1,594,688
   1,550,000        B       Young Broadcasting Corp., Guaranteed Secured
                                Notes, 11.750% due 11/15/04...........................        1,732,125
-------------------------------------------------------------------------------------------------------
                                                                                             72,254,847
-------------------------------------------------------------------------------------------------------

Building/Construction -- 0.2%
     850,000        NR      American Builders and Contractors Supply Inc.,
                                Sr. Sub. Notes, 10.625% due 5/15/07+..................          884,000
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Chemicals -- 2.1%
  $3,000,000        B       NL Industries, Sr. Secured Notes,
                                11.7500% due 10/15/03.................................      $ 3,300,000
   1,350,000        B+      Polytama International Finance BV, Guaranteed
                                Secured Notes, 11.250% due 6/15/07....................        1,309,500
   4,350,000        B+      Terra Industries, Inc., Sr. Notes,
                                10.500% due 6/15/05...................................        4,795,875
   850,000          B       Texas Petrochemical Corp., Sr. Sub. Notes,
                                11.125% due 7/1/06+...................................          922,250
-------------------------------------------------------------------------------------------------------
                                                                                             10,327,625
-------------------------------------------------------------------------------------------------------

Consumer Durables -- 0.2%
   1,450,000        B+      International Semi-Tech., Sr. Discount
                                Secured Notes, step bond to yield
                                10.916% due 8/15/03...................................          917,125
-------------------------------------------------------------------------------------------------------

Diversified/Conglomerate Manufacturing -- 1.0%
   2,565,000        B3*     Interlake Corp., Sr. Sub. Debentures,
                                12.125% due 3/1/02....................................        2,680,425
   2,175,000        B       Unifrax Investment Corp., Sr. Notes,
                                10.500% due 11/1/03...................................        2,251,125
-------------------------------------------------------------------------------------------------------
                                                                                              4,931,550
-------------------------------------------------------------------------------------------------------

Electric Utilities -- 1.2%
   4,250,000        B+      Calpine Corp., Sr. Notes,
                                10.500% due 5/15/06+..................................        4,648,438
   1,318,408        BB-     Midland Cogeneration Venture Limited
                                Partnership, Midland Funding,
                                Sr. Secured Lease Obligation Bond,
                                Series C, 10.330% due 7/23/02.........................        1,448,601
-------------------------------------------------------------------------------------------------------
                                                                                              6,097,039
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Electronics/Computers -- 4.9%
  $2,450,000        B       Celestica International Inc., Guaranteed
                                Sr. Sub. Notes, 10.500% due 12/31/06+.................      $ 2,639,875
   3,175,000        B       Fairchild  Semiconductor Corp., Sr. Sub. Notes,
                                10.125% due 3/15/07+..................................        3,405,188
   1,775,000        NR      FSC Semiconductor Inc., Notes,
                                11.740% due 3/14/08...................................        1,854,875
   2,675,000        B-      Graphic Controls Corp., Sr. Sub. Notes,
                                12.000% due 9/15/05+..................................        2,996,000
                            Unisys Corp., Sr. Notes:
   4,600,000        B+         12.000% due 4/15/03+...................................        5,083,000
   4,925,000        B+         11.750% due 10/15/04...................................        5,442,125
   3,075,000        B-      Viasystems Inc., Sr. Sub. Notes,
                                9.750% due 6/1/07+....................................        3,151,875
-------------------------------------------------------------------------------------------------------
                                                                                             24,572,938
-------------------------------------------------------------------------------------------------------

Finance -- 2.5%
   3,250,000        B       Amresco Inc., Sr. Sub. Notes, Series A,
                                10.000% due 3/15/04...................................        3,380,000
   2,300,000        B+      Imperial Credit Industries Inc., Sr. Notes,
                                9.875% due 1/15/07+...................................        2,294,250
   3,200,000        B-      Ocwen Capital Trust, Guaranteed Notes,
                                10.875% due 8/1/27....................................        3,336,000
   1,550,000        B+      Ocwen Financial Corp., Notes,
                                11.875% due 10/1/03...................................        1,728,250
   2,025,000        BB+     SIG Capital Trust I, Preferred Secured Notes,
                                10.875% due 8/15/27+..................................        2,014,875
-------------------------------------------------------------------------------------------------------
                                                                                             12,753,375
-------------------------------------------------------------------------------------------------------

Foods -- 0.8%
   2,050,000        BB-     TLC Beatrice International Holdings Inc.,
                                Sr. Sub. Debentures, 11.500% due 10/1/05..............        2,311,375
   1,365,000        B-      Van De Kamp Inc., Sr. Sub. Notes,
                                12.000% due 9/15/05+..................................        1,523,681
-------------------------------------------------------------------------------------------------------
                                                                                              3,835,056
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 2.1%
                            Pathmark Stores Inc.:
 $10,300,000        B-        Jr. Sub. Deferred Notes, step bond to yield
                                12.910% due 11/1/03...................................      $ 7,107,000
   1,000,000        B-        Sub. Notes, 9.625% due 5/1/03...........................          965,000
   2,200,000        B-        Sub. Debentures, 12.625% due 6/15/02....................        2,271,500
-------------------------------------------------------------------------------------------------------
                                                                                             10,343,500
-------------------------------------------------------------------------------------------------------

Health Care -- 3.0%
   5,100,000        BB      ICN Pharmaceutical Inc., Sr. Notes,
                                9.250% due 8/15/05+...................................        5,214,750
   3,900,000        B       Magellan Health Services Inc., Sr. Sub. Notes,
                                11.250% due 4/15/04...................................        4,324,125
                            Tenet Healthcare Corp.:
   2,400,000        BB          Sr. Notes, 8.000% due 1/15/05.........................        2,466,000
   3,000,000        B+          Sr. Sub. Notes, 8.625% due 1/15/07....................        3,131,250
-------------------------------------------------------------------------------------------------------
                                                                                             15,136,125
-------------------------------------------------------------------------------------------------------

Hotel, Casinos and Gaming -- 4.4%
   1,500,000        B       Aztar Corp., Sr. Sub. Notes,
                                13.750% due 10/1/04...................................        1,717,500
   3,250,000        B-      Courtyard by Marriott Ltd., Sr. Secured Notes,
                                10.750% due 2/1/08+...................................        3,518,125
   2,150,000        BB      Grand Casinos Inc., Guaranteed 1st Mortgage,
                                10.125% due 12/1/03...................................        2,289,750
                            HMH Properties Inc., Sr. Notes:
   2,950,000        BB-         Series B, 8.875% due 5/15/05..........................        3,075,375
   1,675,000        BB-         9.500% due 7/15/07+...................................        1,704,313
   3,025,000        BB+     Mohegan Tribal Gaming Authority, Sr. Secondary
                                Notes, 13.500% due 11/15/02+..........................        3,962,750
   3,275,000        B       Showboat Inc., Sr. Sub. Notes,
                                13.000% due 8/1/09....................................        3,774,438
   2,275,000        B       Signature Resorts Inc., Sr. Sub. Notes,
                                9.750% due 10/1/07+...................................        2,257,938
-------------------------------------------------------------------------------------------------------
                                                                                             22,300,189
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Leisure -- 0.8%
                            Coleman Escrow Corp., Sr. Secured
                                1st Priority Discount Notes,
                                zero coupon bonds to yield:
  $5,100,000        B           11.300% due 5/15/01...................................      $ 3,366,000
   1,300,000        B           12.810% due 5/15/01...................................          783,250
-------------------------------------------------------------------------------------------------------
                                                                                              4,149,250
-------------------------------------------------------------------------------------------------------

Machinery -- 1.1%
   4,784,000        B-      Terex Corp., Sr. Secured Notes,
                                13.250% due 5/15/02...................................        5,453,760
-------------------------------------------------------------------------------------------------------

Metals/Mining -- 5.6%
   2,225,000        B-      Commonwealth Aluminum Co., Sr. Sub. Notes,
                                10.750% due 10/1/06+..................................        2,364,063
   2,475,000        BB-     Echo Bay Mines Ltd., Jr. Sub. Debentures Capital
                                Securities, 11.000% due 4/1/27........................        2,332,688
   2,650,000        B       Envirosource Inc., Sr. Notes,
                                9.750% due 6/15/03....................................        2,646,688
   5,925,000        B-      Haynes International Inc., Sr. Notes,
                                11.625% due 9/1/04....................................        6,502,688
   2,900,000        B       Intertek Finance PLC, Sr. Sub. Notes,
                                10.250% due 11/1/06+..................................        3,012,375
   4,525,000        B-      Kaiser Aluminum Corp., Sr. Sub. Notes,
                                12.750% due 2/1/03....................................        4,898,313
   1,850,000        B-      Russel Metals Inc., Sr. Notes,
                                10.250% due 6/15/00+..................................        1,942,500
   3,705,000        B+      UCAR Global Enterprises Inc.,
                                Sr. Sub. Notes, 12.000% due 1/15/05...................        4,214,438
-------------------------------------------------------------------------------------------------------
                                                                                             27,913,753
-------------------------------------------------------------------------------------------------------

Miscellaneous Services -- 0.9%
   1,750,000        B-      Alvey Systems Inc., Sr. Sub. Notes,
                                11.375% due 1/31/03+..................................        1,804,688
   2,300,000        B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                                11.000% due 11/1/06+..................................        2,530,000
-------------------------------------------------------------------------------------------------------
                                                                                              4,334,688
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 5.9%
  $2,175,000        BB      Clark Oil  Refining Corp., Sr. Notes,
                                10.500% due 12/1/01...................................      $ 2,251,125
   3,075,000        B+      Clark USA Inc., Sr. Notes,
                                10.875% due 12/1/05...................................        3,321,000
   4,650,000        B+      Dawson Production Services Inc., Sr. Notes,
                                9.375% due 2/1/07.....................................        4,836,000
   2,315,000        CCC+    Deeptech International Inc., Sr. Secured Notes,
                                12.000% due 12/15/00..................................        2,465,475
   2,150,000        B+      ICO Inc., Sr. Notes,
                                10.375% due 6/1/07+...................................        2,236,000
   4,575,000        B+      Parker Drilling Co., Sr. Notes,
                                9.750% due 11/15/06+..................................        4,860,938
   2,900,000        BB-     Pride Petroleum Services Inc., Sr. Notes,
                                9.375% due 5/1/07.....................................        3,059,500
   3,550,000        BB-     Santa Fe Energy Resources Inc., Sr. Sub.
                                Debentures, 11.000% due 5/15/04.......................        3,834,000
   2,625,000        B       United Meridian Corp., Sr. Sub. Notes,
                                10.375% due 10/15/05..................................        2,848,125
-------------------------------------------------------------------------------------------------------
                                                                                             29,712,163
-------------------------------------------------------------------------------------------------------

Packaging/Containers -- 1.4%
   1,875,000        B-      Gaylord Container Corp., Sr. Sub. Debentures,
                                12.750% due 5/15/05...................................        2,050,781
   3,000,000        NR      Impress Metal Packaging Holdings, Sr. Sub.
                                Notes, 9.875% due 5/29/07+............................        1,766,470
   4,000,000        B-      Ivex Holdings Corp., Sr. Sub. Debentures,
                                step bond to yield 12.910% due 3/15/05................        3,260,000
-------------------------------------------------------------------------------------------------------
                                                                                              7,077,251
-------------------------------------------------------------------------------------------------------

Paper/Forest Products and Printing -- 6.1%
   2,616,000        B-      American Pad & Paper Co., Sr. Sub. Notes,
                                13.000% due 11/15/05..................................        3,077,070
   4,150,000        B+      Asia Pulp & Paper Ltd., Guaranteed Preferred
                                Notes, Series A, 12.000% due 12/29/49+................        4,175,938
   3,000,000        B       Goss Graphic Systems Inc., Sr. Sub. Notes,
                                12.000% due 10/15/06..................................        3,337,500

                       See Notes to Financial Statements.


                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Paper/Forest Products and Printing -- 6.1% (continued)
  $8,525,000        BB      Indah Kiat International Finance Co., Sr. Secured
                                Notes, 11.875% due 6/15/02............................      $ 9,111,094
   6,050,000        B+      SD Warren Co., Sr. Sub. Notes,
                                12.000% due 12/15/04..................................        6,806,250
   3,725,000        BB      Tjiwi Kimia International, Sr. Notes,
                                13.250% due 8/1/01....................................        4,144,063
-------------------------------------------------------------------------------------------------------
                                                                                             30,651,915
-------------------------------------------------------------------------------------------------------

Pollution Control  -- 1.0%
   2,325,000        B+      Allied Waste North America Inc., Sr. Sub. Notes,
                                10.250% due 12/1/06+..................................        2,534,250
   2,225,000        NR      Clisa SA, Guaranteed Sr. Notes,
                                11.625% due 6/1/04....................................        2,364,063
-------------------------------------------------------------------------------------------------------
                                                                                              4,898,313
-------------------------------------------------------------------------------------------------------

Real Estate -- 0.6%
   2,780,000        BB-     Trizec Finance, Sr. Notes,
                                  10.875% due 10/15/05................................        3,169,200
-------------------------------------------------------------------------------------------------------

Telecommunications -- 20.0%
                            Brooks Fiber Properties Inc., Sr. Discount Notes:
   2,575,000        NR          Step bond to yield 10.766% due 3/1/06.................        1,866,875
   5,550,000        NR          Step bond to yield 11.640% due 11/1/06................        3,857,250
   9,750,000        B       Clearnet Communications Inc., Sr. Discount
                                Notes, step bond to yield
                                13.948% due 12/15/05..................................        7,312,500
   5,000,000        NR      Colt Telecommunications Group PLC,
                                Sr. Discount Notes, step bond to yield
                                11.647% due 12/15/06..................................        3,462,500
   2,000,000        NR      Dobson Communications Corp., Sr. Notes,
                                11.750% due 4/18/07+..................................        1,967,500
   2,425,000        B+      Fonorola Inc., Sr. Sub. Notes,
                                12.500% due 8/15/02...................................        2,709,938
   3,400,000        B       Globalstar LP Corp., Sr. Notes,
                                11.375% due 2/15/04+..................................        3,425,500
   2,300,000        B       Hermes Europe Railtel BV, Sr. Notes,
                                11.500% due 8/15/07+..................................        2,426,500

                       See Notes to Financial Statements.


12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Telecommunications -- 20.0% (continued)
   $2,125,000       NR      Hyperion Telecommunications Inc., Sr. Secured
                                Notes, 12.250% due 9/1/04+............................      $ 2,188,750
    4,100,000       NR      Intelcom Group Holdings Inc., Sr. Discount
                                Notes, step bond to yield
                                12.272% due 5/1/06....................................        2,870,000
    8,675,000       B-      Intermedia Communications, Sr. Discount Notes,
                                step bond to yield 12.094% due 5/15/06................        6,332,750
    4,125,000       B-      Iridium LLC Capital Corp., Sr. Notes,
                                13.000% due 7/15/05...................................        4,599,375
    5,525,000       B       Mcleod USA Inc., Sr. Discount Notes,
                                step bond to yield 10.591% due 3/1/07+................        3,646,500
    5,250,000       NR      Metronet Communications Corp.,  Sr. Notes,
                                12.000% due 8/15/07+..................................        5,617,500
    5,025,000       B-      Millicom International Cellular SA, Sr. Sub.
                                Discount Notes, step bond to yield 13.500%
                                due 6/1/06+...........................................        3,768,750
   15,800,000       CCC-    Nextel Communications Inc., Sr. Discount Notes,
                                step bond to yield 12.136% due 8/15/04................       13,153,500
    4,575,000       NR      Nextlink Communications, Sr. Discount Notes,
                                12.500% due 4/15/06+..................................        5,066,813
                            Pagemart Nationwide, Inc., Sr. Discount Notes:
    5,400,000       NR          Step bond to yield 11.950% due 11/1/03................        4,846,500
    2,800,000       NR          Step bond to yield 13.297% due 2/1/05.................        2,240,000
    4,475,000       B-      Primus Telecommunications Group, Sr. Notes,
                                11.750% due 8/1/04....................................        4,631,625
    2,125,000       NR      Qwest Communications International Inc.,
                                Sr. Notes, 10.875% due 4/1/07+........................        2,364,063
    4,125,000       NR      RSL Communications Ltd., Sr. Notes,
                                12.250% due 11/15/06+.................................        4,300,313
    4,375,000       B       Teleport Communications Inc., Sr. Discount
                                Notes, step bond to yield
                                11.535% due 7/1/07 ...................................        3,259,375
    7,575,000       B-      Telesystems International Wireless Inc.,
                                Sr. Discount Notes, step bond to yield
                                12.763% due 6/30/07+..................................        4,450,313
-------------------------------------------------------------------------------------------------------
                                                                                            100,364,690
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount          Rating                   Security                                            Value
-------------------------------------------------------------------------------------------------------
Textiles -- 0.8%
  $3,462,000        BB      Pt. Polysindo Eka Perkasa, Sr. Notes,
                                  13.000% due 6/15/01.................................     $  3,933,698
-------------------------------------------------------------------------------------------------------

Tobacco -- 0.6%
   3,000,000        B       Consolidated Cigar Corp., Sr. Sub. Notes,
                                  10.500% due 3/1/03..................................        3,142,500
-------------------------------------------------------------------------------------------------------

Transportation -- 2.1%
   2,000,000        NR      Central Transport Rental Group, Secured Notes,
                                9.500% due 4/30/03....................................        2,110,000
   5,000,000        BB      GS Superhighways Holdings, Sr. Notes,
                                10.250% due 8/18/07+..................................        4,943,750
   3,130,000        BB-     Sea Containers Ltd., Sub. Debentures,
                                Series A, 12.500% due 12/1/04.........................        3,556,446
-------------------------------------------------------------------------------------------------------
                                                                                             10,610,196
-------------------------------------------------------------------------------------------------------

                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $414,537,236)....................................      437,408,949
=======================================================================================================

    Shares                              Security                                                Value
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
STOCKS 8.7%
-------------------------------------------------------------------------------------------------------
Automobiles/Trucking -- 1.1%
  87,625                    Navistar International, Series G, Preferred,
                              Convertible $6.00 ......................................        5,246,547
-------------------------------------------------------------------------------------------------------
Banking -- 0.3%
  63,850                    California Federal Capital Corp., Preferred...............        1,660,100
-------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 4.3%
  18,637                    Time Warner Inc., Series K, Preferred,
                              Exchange 0.000%+........................................       21,293,524
-------------------------------------------------------------------------------------------------------
Health Care -- 0.3%
 156,014                    Avatex Corp., Series A, Preferred,
                              Payment-in-kind, Exchange $4.200........................        1,677,151
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)


    Shares                              Security                                                Value
-------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
     939                    K-III Communications Corp., Series B,  Preferred,
                              Exchange 11.625%++.......................................     $   100,475
-------------------------------------------------------------------------------------------------------
Telecommunications -- 2.7%
  32,175                    Clearnet Communications Inc...............................          176,963
   2,450                    IXC Communications Inc., Jr. Preferred....................        2,590,875
   9,263                    PanAmSat Corp., Series A,
                                Exchange 12.750%......................................       11,116,092
-------------------------------------------------------------------------------------------------------
                                                                                             13,883,930
-------------------------------------------------------------------------------------------------------

                            TOTAL STOCKS
                            (Cost -- $44,193,160).....................................       43,861,727
=======================================================================================================

-------------------------------------------------------------------------------------------------------
WARRANTS - 0.2%
-------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 0.0%
   5,425                    Australis Holdings Property Ltd.,
                                Expire 10/30/01 ......................................              163
   3,375                    Wireless One Inc., Expire 10/15/03........................            2,531
-------------------------------------------------------------------------------------------------------
                                                                                                  2,694
-------------------------------------------------------------------------------------------------------

Paper/Forest Products and Printing -- 0.0%
   4,800                    SD Warren Co., Expire 12/15/06+...........................           62,400
-------------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
   4,725                    Globalstar Telecommunications, Expire 2/15/04.............          419,344
   3,900                    Nextel Communications Inc., Expire 4/25/99................               39
  12,250                    Pagemart Inc., Expire 12/31/04+...........................          116,375
  24,840                    Pagemart Nationwide, Expire 12/31/03+.....................          186,300
   4,125                    RSL Communications Ltd., Expire 11/15/06..................           24,750
-------------------------------------------------------------------------------------------------------
                                                                                                746,808
-------------------------------------------------------------------------------------------------------

                            TOTAL WARRANTS
                            (Cost -- $397,165)........................................          811,902
=======================================================================================================

                       See Notes to Financial Statements.


                                                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

   Face
  Amount                     Security                                                         Value
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.9%
-------------------------------------------------------------------------------------------------------
$19,613,000                 Goldman, Sachs & Co., 5.500% due 9/2/97,
                            Proceeds at maturity -- $19,624,982;
                            (Fully collaterized by U.S. Treasury Notes, 6.250%
                            due 2/28/02; Market value - $20,019,989)
                            (Cost -- $19,613,000).....................................     $ 19,613,000
=======================================================================================================

                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $478,740,561**)..................................     $501,695,578
=======================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 17 for definition of ratings.

================================================================================
                      Summary of Bonds by Combined Ratings
                                                                     % of
                                                                Total Corporate
  Moody's             and/or            Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------

    Ba                                          BB                     22.2%
     B                                           B                     62.5
    Caa                                         CCC                     3.6
    NR                                          NR                     11.7
                                                                       ----
                                                                      100.0%
                                                                      =====
================================================================================

                       See Notes to Financial Statements.


16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C              -- The rating "C" is reserved for income bonds on which no interest is being paid.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "C," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba             -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa            -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca             -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C              -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR             -- Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


                                                                              17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $478,740,561) ................   $501,695,578
   Cash ........................................................            785
   Receivable for securities sold ..............................      4,104,882
   Interest receivable .........................................      8,537,612
--------------------------------------------------------------------------------
   Total Assets ................................................    514,338,857
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ............................      3,732,151
   Investment advisory fees payable ............................        385,071
   Administration fees payable .................................         91,405
   Accrued expenses ............................................        123,473
--------------------------------------------------------------------------------
   Total Liabilities ...........................................      4,332,100
--------------------------------------------------------------------------------
Total Net Assets ...............................................   $510,006,757
================================================================================
NET ASSETS:
   Par value of capital shares .................................   $     43,345
   Capital paid in excess of par value .........................    516,977,440
   Undistributed net investment income .........................        160,208
   Accumulated net realized loss from
  security transactions and futures contracts ..................    (30,129,253)
   Net unrealized appreciation of investments ..................     22,955,017
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.77 a share on 43,344,712
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ..............................   $510,006,757
================================================================================

                       See Notes to Financial Statements.


18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended August 31, 1997 (unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................................   $24,465,527
   Dividends ...................................................     2,093,117
------------------------------------------------------------------------------
   Total Investment Income .....................................    26,558,644
------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) ...........................     2,247,381
   Administration fees (Note 2) ................................       499,418
   Shareholder communications ..................................       120,986
   Audit and legal .............................................        29,238
   Directors' fees .............................................        21,173
   Registration fees ...........................................        18,652
   Shareholder and system servicing fees .......................        10,887
   Custody .....................................................        10,586
   Other .......................................................        12,601
------------------------------------------------------------------------------
   Total Expenses ..............................................     2,970,922
------------------------------------------------------------------------------
Net Investment Income ..........................................    23,587,722
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FOREIGN CURRENCIES AND FUTURES CONTRACTS
(NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ...     6,288,080
     Foreign currency transactions .............................         4,588
     Futures contracts .........................................       (55,984
------------------------------------------------------------------------------
   Net Realized Gain ...........................................     6,236,684
------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period .......................................    21,798,449
     End of period .............................................    22,955,017
------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation .....................     1,156,568
------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies
  and Futures Contracts ........................................     7,393,252
------------------------------------------------------------------------------
Increase in Net Assets From Operations .........................   $30,980,974
==============================================================================

                       See Notes to Financial Statements.


                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended August 31, 1997 (unaudited) and the Year Ended February 28, 1997

--------------------------------------------------------------------------------
                                                      August 31     February 28
--------------------------------------------------------------------------------

OPERATIONS:
   Net investment income ........................ $  23,587,722   $  47,001,438
   Net realized gain (loss) .....................     6,236,684        (239,118)
   Increase in net unrealized appreciation ......     1,156,568       9,609,068
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations .......    30,980,974      56,371,388
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ........................   (23,432,102)    (45,621,623)
   Capital ......................................          --          (668,631)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ..............   (23,432,102)    (46,290,254)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net asset value of shares issued for
     reinvestment of dividends ..................     8,551,889       7,000,597
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions ....................     8,551,889       7,000,597
--------------------------------------------------------------------------------
Increase in Net Assets ..........................    16,100,761      17,081,731

NET ASSETS:
   Beginning of period ..........................   493,905,996     476,824,265
--------------------------------------------------------------------------------
   End of period* ............................... $ 510,006,757   $ 493,905,996
================================================================================
*Includes undistributed net investment income of: $     160,208            --
================================================================================

                       See Notes to Financial Statements.


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)

--------------------------------------------------------------------------------
      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $668,631 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities


                                       21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

--------------------------------------------------------------------------------
and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      3. Investments

      For the six months ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                          $201,301,639
-------------------------------------------------------------------------------
Sales                                                               225,169,064
================================================================================

      At August 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 28,326,075
Gross unrealized depreciation                                        (5,371,058)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 22,955,017
================================================================================

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

-------------------------------------------------------------------------------
      5. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts)and the credit risk should a counterparty fail to perform under such contracts.

      At August 31, 1997, the Fund had no open futures contracts.

      6. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At August 31, 1997, the Fund had no open purchased call or put option contracts.

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the


                                                                              23
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1997 (unaudited)(continued)

-------------------------------------------------------------------------------
closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the six months ended August 31, 1997, the Fund did not write any covered call or put options.

      7. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK bonds carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK bond defaults, the Fund may obtain no return at all on its investment.

      8. Capital Loss Carryforward

      At February 28, 1997, the Fund had, for Federal income tax purposes, $36,358,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                           2003            2004          2005
================================================================================
Carryforward Amounts                   $18,004,000     $18,115,000     $239,000
================================================================================

      9. Capital Shares

      During the six months ended August 31, 1997, capital stock transactions were as follows: Shares Amount

                                                Shares            Amount
================================================================================
Shares issued on reinvestment                   742,617         $8,551,889
================================================================================


24
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:




--------------------------------------------------------------------------------

                                             1997(1)          1997            1996            1995           1994(2)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $11.59            $11.36          $10.88          $12.39          $12.00
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income ...........          0.55              1.12            1.13            1.12            0.98
  Net realized and
    unrealized gain (loss) ........          0.18              0.21            0.65           (1.48)           0.51
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.73              1.33            1.78           (0.36)           1.49
----------------------------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital ..............          --                --              --              0.00*          (0.02)
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income ...........         (0.55)            (1.08)          (1.27)          (1.00)          (0.96)
  Net realized gains ..............          --                --              --             (0.15)          (0.12)
  Capital .........................          --               (0.02)          (0.03)           --              --
----------------------------------------------------------------------------------------------------------------------
Total Distributions ...............         (0.55)            (1.10)          (1.30)          (1.15)          (1.08)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period ....  $      11.77      $      11.59    $      11.36    $      10.88    $      12.39
----------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value ...........          8.22%++          15.37%          18.83%           0.14%           6.85%++
----------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value** ......          6.37%++          12.65%          17.80%          (2.18)%         12.67%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s) ..  $    510,007      $    493,906    $    476,824    $    456,789    $    520,091
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses ........................          1.19%+            1.20%           1.24%           1.24%           1.19%+
  Net investment income ...........          9.44+             9.89            9.74            9.96            8.74+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ...........            42%               61%             73%             62%            108%
----------------------------------------------------------------------------------------------------------------------
Market Value, End of Period .......  $     11.875      $     11.625    $     11.125    $     10.500    $     11.750
----------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended August 31, 1997 (unaudited).
(2) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
*     Amount represents less than $0.01.
** The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


                                       25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             Net Realized             Net Increase
                                                                            and Unrealized            in Net Assets
                      Investment                Net Investment                 Gain (Loss)                From
                        Income                      Income                   on Investments            Operations
-----------------------------------------------------------------------------------------------------------------------

Quarter                           Per                        Per                         Per                      Per
 Ended            Total          Share       Total          Share        Total          Share     Total          Share
-----------------------------------------------------------------------------------------------------------------------
May 31,
   1995         $12,525,032      $0.30     $11,084,402      $0.27      $14,597,234      $0.35     $25,681,636     $0.61
August 31,
   1995          13,294,948       0.32      11,827,361       0.28        1,313,938       0.03      13,141,299      0.31
November 30,
   1995          13,166,852       0.31      11,710,524       0.28        1,796,990       0.04      13,507,514      0.32
February 29,
   1996          12,770,322       0.30      11,311,036       0.27       11,158,398       0.26      22,469,434      0.53
May 31,
   1996          13,001,508       0.31      11,542,616       0.27       (7,102,523)     (0.17)      4,440,093      0.10
August 31,
   1996          13,247,484       0.31      11,804,210       0.29       (7,860,018)     (0.19)      3,944,192      0.10
November 30,
   1996          13,267,331       0.31      11,856,227       0.28       15,505,326       0.37      27,361,553      0.65
February 28,
   1997          13,188,573       0.31      11,798,385       0.28        8,827,165       0.20      20,625,550      0.48
May 31,
   1997          13,200,189       0.31      11,741,167       0.27       (5,289,541)     (0.12)      6,451,626      0.15
August 31,
   1997          13,358,455       0.31      11,846,555       0.28       12,682,793       0.30      24,529,348      0.58
-----------------------------------------------------------------------------------------------------------------------


26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------
                                                                    Dividend
                           NYSE        Net Asset     Dividend     Reinvestment
                       Closing Price    Value         Paid           Price
================================================================================
May 31, 1995              $10.750      $ 11.21      $ 0.093        $ 10.87
June 30, 1995              10.500        11.15        0.093          10.67
July 31, 1995              10.625        11.31        0.093          10.65
August 31, 1995            10.625        11.25        0.093          10.68
September 30, 1995         10.375        11.26        0.093          10.67
October 31, 1995           10.500        11.31        0.093          10.68
November 30, 1995          10.750        11.29        0.093          10.71
December 31, 1995          10.500        11.20        0.093          10.76
December 31, 1995*         10.500        11.20        0.188          10.76
January 31, 1996           11.188        11.35        0.093          11.19
February 29, 1996          11.125        11.36        0.093          11.09
March 31, 1996             10.875        11.18        0.093          10.79
April 30, 1996             10.750        11.20        0.093          10.74
May 31, 1996               10.625        11.18        0.093          10.56
June 30, 1996              10.625        11.07        0.091          10.71
July 31, 1996              10.875        10.98        0.091          10.97
August 31, 1996            11.000        11.01        0.091          11.01
September 30, 1996         11.125        11.27        0.091          11.13
October 31, 1996           11.125        11.21        0.091          11.19
November 30, 1996          11.250        11.38        0.091          11.16
December 31, 1996          11.250        11.46        0.091          11.27
January 31, 1997           11.625        11.50        0.091          11.48
February 28, 1997          11.625        11.59        0.091          11.62
March 31, 1997             11.375        11.29        0.091          11.35
April 30, 1997             11.500        11.26        0.091          11.22
May 31, 1997               11.625        11.47        0.091          11.45
June 30, 1997              11.750        11.62        0.091          11.65
July 31, 1997              12.000        11.84        0.091          11.69
August 31, 1997            11.875        11.77        0.091          11.76
================================================================================
*Capital gain distribution.


                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's valuation date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)(continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                          ---------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                                                              29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      On June 6, 1997 the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or diapprove for the Fund the election of Paolo M. Cucchi and Andrea Farace as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                          % of          Votes          % of
 Directors               Votes For     Shares Voted    Against     Shares Voted
================================================================================
 Paolo M. Cucchi       37,708,317.314     98.70%      494,949.648      1.30%
 Andrea Farace         37,747,536.314     98.81%      455,730.648      1.19%
================================================================================

      The results of the vote on Proposal 2 were as follows:

================================================================================
                   % of        Votes       % of           Votes      % of
 Votes For     Shares Voted   Against   Shares Voted    Abstained  Shares Voted
================================================================================
 37,741,477.594    98.79%   136,891.534    0.36%       324,897.834    0.85%

      The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paul R. Hardin, Alessandro C. di Montezemolo, George M. Pavia and Heath B. McLendon.


30
--------------------------------------------------------------------------------

                                  Managed
                                  HIGH INCOME
                                  PORTFOLIO INC.

--------------------------------------------------------------------------------
Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus


Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and
Administrator

Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013


Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

                      [This page intentionally left blank.]

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0777 10/97